                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)   August 22, 2003
                                                         -----------------

                               ACUITY BRANDS, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                  001-16583             No. 58-2632672
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       (State or other            (Commission          (I.R.S. Employer
       jurisdiction of            File Number)        Identification No.)
        incorporation)

    1170 Peachtree Street, NE
    Suite 2400, Atlanta, GA                                30309
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    (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (404) 853-1400
                                                   --------------

                                      None
     -----------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5. Other Events.

Attached  hereto  is  a  press  release  issued  by  Acuity  Brands,  Inc.  (the
"Registrant")  on August 22, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Financial Statements of Businesses Acquired.

             None.

        (b)  Pro Forma Financial Information.

             None.

        (c) Exhibits.

             The following exhibit is filed herewith:

                EXHIBIT NO.     DESCRIPTION

                99.1            Press Release, issued by Registrant on
                                August 22, 2003.

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date:  August 25, 2003

                                       ACUITY BRANDS, INC.

                                       BY:
                                          ----------------------------
                                       Helen D. Haines
                                       Vice President and Secretary

Exhibit 99.1

Company Contact:
Helen Haines
Acuity Brands, Inc.
(404) 853-1407

                     ACUITY BRANDS ANNOUNCES ELECTION OF
                     JAY M. DAVIS TO BOARD OF DIRECTORS

     ATLANTA,  August 22, 2003 - Acuity Brands, Inc. (NYSE: AYI) announced today the election of Jay M. Davis to the Company's Board of Directors effective as of
September  1, 2003.  This  addition to the Acuity  Brands Board brings the total number of Directors to ten.

     Jay Davis is Chairman and Chief Executive Officer of National  Distributing
Company,  Inc. (NDC), the third largest U.S. distributor of alcoholic beverages, primarily wine and spirits.  NDC is privately held and headquartered in Atlanta,
Georgia,  with operations  throughout the southeastern  United States.  Davis is affiliated with a number of industry organizations,  including the Remy Amerique
Advisory Board, the  Brown-Forman  Partnership  Council,  and the Robert Mondavi
Advisory  Council.

     Davis, a founder of the Alfred and Adele Davis Academy,  supports  numerous charities  in the  community.  He also  serves on the Board of  Trustees  of the
University of Georgia  Foundation and the President's Club for the University of
Georgia.

     James S.  Balloun,  Chairman,  President,  and Chief  Executive  Officer of
Acuity  Brands,  said,  "Jay  Davis  is a  proven  leader  in  business  and the community.  His considerable  experience as head of a large distribution network will benefit our company. I am pleased with Jay's addition as a Director,  which further strengthens the Acuity Brands Board."

     Acuity  Brands,  Inc.,  with fiscal year 2002 sales of  approximately  $2.0 billion,  is comprised of Acuity  Lighting Group and Acuity  Specialty  Products
Group.   Acuity  Lighting  Group  is  the  world's  leading   lighting   fixture
manufacturer and includes brands such as Lithonia(R), Holophane(R), Peerless(R),
Hydrel(R), and American Electric Lighting(R). Acuity Specialty Products Group is
a leading  provider of specialty  chemicals and includes  brands such as Zep(R),
Enforcer(R), and Selig Industries(TM). Headquartered in Atlanta, Georgia, Acuity
Brands employs  approximately 12,000 people and has operations  throughout North
America and in Europe and Asia.